UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 25, 2021
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368		38-1612444
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
0.623% Notes due June 28, 2023*	F/23E	New York Stock Exchange
1.355% Notes due February 7, 2025*	F/25I	New York Stock Exchange
3.021% Notes due March 6, 2024*	F/24M	New York Stock Exchange
4.535% Notes due March 6, 2025*	F/25K	New York Stock Exchange
3.350% Notes due Nine Months or More from the Date of Issue due August 20, 2026	F/26N	New York Stock Exchange
Floating Rate Notes due December 1, 2021*	F/21AQ	New York Stock Exchange
Floating Rate Notes due December 7, 2022*	F/22T	New York Stock Exchange
Floating Rate Notes due November 15, 2023*	F/23D	New York Stock Exchange
Floating Rate Notes due December 1, 2024*	F/24L	New York Stock Exchange
1.514% Notes due February 17, 2023*	F/23G	New York Stock Exchange
2.386% Notes due February 17, 2026*	F/26AB	New York Stock Exchange
4.125% Notes due June 20, 2024*	F/24O	New York Stock Exchange
2.330% Notes due November 25, 2025*	F/25L	New York Stock Exchange
3.683% Notes due December 3, 2024*	F/24Q	New York Stock Exchange
1.744% Notes due July 19, 2024*	F/24R	New York Stock Exchange
3.250% Notes due September 15, 2025*	F/25M	New York Stock Exchange
2.748% Notes due June 14, 2024*	F/24S	New York Stock Exchange

*Issued under Euro Medium-Term Notes due Nine Months or More from The Date of Issue Program

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 25, 2021, Ford Motor Credit Company LLC (the “Company”) issued and sold $1,000,000,000 aggregate principal amount of 3.625% Notes due June 17, 2031 (the “Notes”), pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-253293) previously filed with the Securities and Exchange Commission (the “Registration Statement”). A copy of the opinion of David J. Witten, an Attorney to the Company, relating to the legality of the Notes is filed as Exhibit 5 to this Report.

The Company incorporates by reference the exhibits filed herewith into the Registration Statement pursuant to which the Notes were registered.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed as part of this Report on Form 8-K.
EXHIBITS

Designation	Description	Method of Filing

Exhibit 5	Opinion of David J. Witten, Attorney to the Company	Filed with this Report

Exhibit 23.1	Consent of David J. Witten (included in Exhibit 5)	Filed with this Report

Exhibit 104	Cover Page Interactive Data File (formatted in Inline XBRL)	*
*Submitted electronically with this Report in accordance with the provisions of Regulation S-T.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: June 25, 2021	By:	/s/ D.J. Witten
David J. Witten
Assistant Secretary